MONSANTO MANAGEMENT INCENTIVE PLAN

                                     OF 1994

         (As Amended April 25, 1997, July 25, 1997 and October 22, 1999)




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                   Monsanto Management Incentive Plan of 1994
         (As Amended April 25, 1997, July 25, 1997 and October 22, 1999)


I.       General Provisions

    1.  PURPOSES

         The Monsanto Management Incentive Plan of 1994 is designed:

         - to attract, motivate and retain for the Company and its Subsidiaries and Associated Companies personnel of exceptional ability,

         -  to encourage ownership of Monsanto common stock by management,

         -  to align management interests with those of stockholders, and

         -  to provide a competitive executive compensation program.

         This Incentive Plan shall be effective February 1, 1994 ("Effective Date"), subject to the approval of this Incentive Plan by the stockholders of the Company.

     2.  DEFINITIONS

         Except where the context otherwise indicates, the following definitions apply:

                  "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

                  "Award" means any Stock Option, Stock Appreciation Right, Restricted Share, unrestricted Share, dividend equivalent unit or other award granted under this Incentive Plan.

                  "Board" means Board of Directors of the Company.

                  "Committee" means the ECDC, or its permitted delegate.

                  "ECDC" means the Executive Compensation and Development Committee or such other committee consisting of two or more members of the Board as may be appointed by the Board to

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                  administer  this  Incentive  Plan  pursuant to Section 3(a) of this Article I.

                  "Company" means Monsanto Company, a Delaware corporation.

                  "Eligible Participant" means any officer or other salaried employee (including a director who is a salaried employee) of the Company, a Subsidiary or an Associated Company.

                  "Incentive Plan" means the Monsanto Management Incentive Plan of 1994, set forth herein.

                  "Fair Market Value" shall mean, with respect to any given day, the average of the highest and lowest sales prices of the Shares reported as the New York Stock Exchange-Composite Transactions for such day, or if the Shares were not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Shares were traded, all as reported by The Wall Street Journal, mid-west edition, under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

                  "Incentive Stock Option" or "Incentive Option" means an option meeting the definition of that term as set forth in Section 3 of Article II of this Incentive Plan.

                  "1984 Plan" means the Monsanto Management Incentive Plan of 1984, as amended.

                  "1988/I Plan" means the Monsanto Management Incentive Plan of 1988/I, as amended.

                  "1988/II Plan" means the Monsanto Management Incentive Plan of 1988/II, as amended.

                  "Non-Qualified Stock Option" or "Non-Qualified Option" means an option referred to in Section 4 of Article II of this Incentive Plan.

                  "Participant" means an Eligible Participant to whom a Stock Option or a Stock Appreciation Right has been granted, a bonus commitment made or a bonus awarded pursuant to this Incentive Plan.

                  "Reporting Person" means a person subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (or any law, rule, regulation or other provision that may replace such statute) with respect to Shares.

                  "Restricted  Shares"  means  Shares that were made  subject to

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                  restrictions  in  accordance  with  Section 6 of Article II of this Incentive Plan.

                  "Shares" means shares of common stock of the Company and any shares of stock or other securities received as a result of a Share adjustment as set forth in Section 4 of this Article I.

                  "Stock  Appreciation  Right"  means  a  right  referred  to in
                  Section 5 of Article II of this Incentive Plan.

                  "Stock Appreciation Right Fair Market Value" or "SAR Fair Market Value" shall mean a value established by the Committee for the exercise of a Stock Appreciation Right. If such exercise occurs during any quarterly "window period" as specified by Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, the Committee may establish a common value for exercises during such window period.

                  "Stock Option" or "Option" shall mean Incentive Stock Options and/or Non-Qualified Stock Options.

                  "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

                  "Termination of Employment" means the discontinuance of employment of a Participant for any reason other than a Transfer. In the event a Participant is an employee of an entity that is a Subsidiary or Associated Company and the entity ceases to be either a Subsidiary or Associated Company, the Participant shall be deemed to incur a Termination of Employment for all purposes under this Incentive Plan as of the date such entity ceases to be a Subsidiary or Associated Company.
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                  "Transfer"  means:  (i) for the purpose of an Incentive  Stock
                  Option, a change of employment of a Participant within the group consisting of the Company and its Subsidiaries; and (ii) for the purpose of a Non-Qualified Stock Option, a Stock Appreciation Right or an Award of Shares (restricted or not), a change of employment of a Participant within the group consisting of the Company and its Subsidiaries, or, if the
                  Committee  so   determines,   a  change  of  employment  of  a
                  Participant within the group consisting of the Company, its Subsidiaries and Associated Companies.

                  "Unit Compensation Committee" means one or more committees appointed by the ECDC composed of one or more senior managers of the Company or a Subsidiary to whom the ECDC may delegate its powers (or a portion thereof) to administer this Incentive Plan pursuant to Section 3(a) of this Article I.

         3.       ADMINISTRATION

               (a) This Incentive Plan shall be administered by the ECDC, except to the extent the ECDC delegates administration pursuant to this paragraph. The ECDC may delegate all or a portion of the administration of this Incentive Plan to one or more Unit Compensation Committees and may authorize further delegation by the Unit Compensation Committees to senior managers of the Company or its Subsidiaries; provided that determinations regarding the timing, pricing, amount and terms of any Award to a Reporting Person shall be made only by the ECDC. No person shall be eligible or continue to serve as a member of the ECDC unless such person is a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule, and no person shall be eligible for the grant of an Award under this Incentive Plan while serving as a member of the ECDC.

               (b) The Committee shall have the exclusive right to interpret this Incentive Plan, to select the persons who are to receive Awards, and to act in all matters pertaining to the granting of Awards under this Incentive Plan including, without limitation, the timing, pricing, amount and terms of any Award and the amendment thereof consistent with the provisions of this Incentive Plan. No Eligible Participant

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                    shall have any right to be considered  for or to receive any
                    Awards. All acts and decisions of the Committee with respect
                    to  any   questions   arising   in   connection   with   the
                    administration and interpretation of this Incentive Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Eligible Participants.

               (c)  The  Committee  may adopt and amend  from time to time rules
                    and    regulations   of   general    application   for   the
                    administration of this Incentive Plan.

               (d) Without limiting the foregoing Sections 3(a), (b) and (c) of this Article I (and notwithstanding any other provisions of this Incentive Plan), the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards in the event of: a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by, another corporation; a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity, a tender or exchange offer for Shares made by any corporation, person or entity (other than the Company); or other reorganization in which the Company will not survive as an independent, publicly-owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Stock Options, Stock Appreciation Rights, Awards of Restricted Shares and other Awards so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Awards (including, without limitation, agreements with respect to Restricted Shares), or by taking action with respect to individual Participants. The Committee may take such actions as part of the Awards, or before or after the public announcement of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

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         4.       SHARE ADJUSTMENTS

                  In the event that at any time or from time to time a stock dividend, stock split, recapitalization, merger, consolidation, or other change in capitalization, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend results in (a) the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of stock or other securities of any other corporation; or (b) new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares, then:

                  (i) the total number of Shares authorized for Awards under this Incentive Plan;

                  (ii) the number and class of Shares (A) that may be subject to Stock Options or Stock Appreciation Rights, (B) which have not been issued or transferred under outstanding Stock Options or Stock Appreciation Rights, and (C) which have been awarded but are undelivered under this Incentive Plan; and

                  (iii) the purchase price to be paid per Share under outstanding Stock Options and the number of Shares to be transferred in settlement of outstanding Stock Appreciation Rights;

                  shall in each case be equitably adjusted as determined by the Committee in its discretion; provided, however, that all adjustments made as the result of the foregoing in respect of each Stock Option which is granted as an Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, or any provisions that may hereafter be enacted in lieu thereof.

         5.       SHARES AUTHORIZED

                  The total number of Shares for which awards may be granted under this Incentive Plan shall not exceed 3,000,000 Shares; provided that if during the term of this Incentive Plan the Company repurchases shares of Common Stock, on the open market or otherwise and in compliance with the rules and regulations of the Securities and Exchange Commission, additional Shares may be used for awards up to the lesser of (a) 2,820,000 and

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                  (b) the  number of  Shares  repurchased.  Notwithstanding  the foregoing, the total number of Shares that shall be available for Awards of Restricted or unrestricted Shares shall be 1/2
                  of  1%  of  the  total  number  of  Shares  outstanding.   The
                  limitations in this Section 5 are subject to the adjustments provided for in Section 4 of this Article I; the provisions of
                  Section 1(b) of Article II of this Incentive Plan; and the provisions of Section 3(d) of Article III of this Incentive Plan.

                  The total number of Shares for which Awards may be granted under this Incentive Plan to any one Eligible Participant shall not exceed in any three-year period 15% of the total number of Shares for which Awards may be made under this Incentive Plan, subject to the adjustments provided for in
                  Section 4 of this Article I.

II.      Awards

         1.       SHARES USED FOR AWARDS

               (a) The Shares for which Options may be granted under this Option Plan may be authorized but unissued Shares, or treasury Shares, or both.

               (b) In the event that any unexercised Stock Option granted hereunder lapses or ceases to be exercisable for any reason other than a surrender of the Option pursuant to Section l(c) of this Article II or the exercise of a Stock Appreciation Right under Section 5 of this Article II, the Shares subject to such Option shall again be available for Option grants under this Option Plan without again being charged against the authorized Shares set forth in Section 5 of Article I, provided the Participant whose Stock Option has lapsed or ceased to be exercisable has received no benefits of ownership from the Shares. Any amendment of any Option or Stock Appreciation Right by the Committee pursuant to Article I, Section 3 of this Incentive Plan shall not be considered the grant of a new Option for the purpose of
                    Section 5 of Article I.

               (c) In the event of death or total and permanent disability as determined by the Committee, the Committee may, with the consent of the Participant, his legal representative, or in the event of death, a beneficiary designated in writing by the Participant during his lifetime, authorize payment, in cash or in Shares, or partly in cash and partly in Shares,

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                    as the  Committee  may  direct,  of an  amount  equal to the difference at the time between the Fair Market Value of the Shares subject to an Option and the Option price in consideration of the surrender of the Option. In such an event the Shares subject to the Option so surrendered shall be charged against the limitations set forth in Section 5 of
                    Article I.

               (d) In the event that any Award or installment thereof ceases to be payable for any reason, the Shares subject to such Award shall again be available for Award without again being charged against the limitations on the number of Shares set forth in Section 5 of Article I, provided the Participant whose Award ceases to be payable has received no benefits of ownership from the Shares.

         2.       INCIDENTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

               (a) An Award of Stock Options or Stock Appreciation Rights may be made at such time or times determined by the Committee following the Effective Date to any Eligible Participant, except that Incentive Options may not be awarded to employees of Associated Companies. Each Stock Option and Stock Appreciation Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Incentive Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Option or Stock Appreciation Right, provisions as to performance conditions and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

               (b) An Incentive Stock Option or Stock Appreciation Right shall not be transferable by the Participant otherwise than by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Non-Qualified Stock Option or Stock Appreciation Right shall not be transferrable except by will, by the laws of descent and distribution, pursuant to a written beneficiary designation, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or the rules thereunder, or in such circumstances as would not result in the failure to comply with Rule 16b-3 under the Securities Exchange Act of 1934

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                   (or any successor rule or provision) if the transferor  were a Reporting Person.

               (c) Shares purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee and specified in the grant of the Option. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver Shares (or other evidence of ownership of Shares satisfactory to the Company), including, at the Committee's option, Restricted Shares, with a Fair Market Value equal to the Option price as payment.

               (d) The Option price per share shall be established by the grant and shall not be decreased thereafter except pursuant to
                    Section 4 of Article I of this Incentive Plan.

               (e) The Committee, in its discretion, may provide for the escalation of the Option price per Share over all or part of the term of the Option.

               (f) The Committee, in its discretion, may offer Participants the opportunity to elect to receive an Option grant in lieu of a salary increase or a bonus or may offer Participants the opportunity to purchase Options for cash or such other consideration as the Committee in its discretion determines.

         3.       INCENTIVE OPTIONS

                  An Incentive Option shall be an "Incentive Stock Option" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time of the grant of any such Option, or any statutory provision that may be enacted to replace such Section. Each provision of this Incentive Plan and of each Incentive Stock Option granted hereunder shall be construed so that each such Option shall be an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to purchase unrestricted Shares and only to Eligible Participants, each of whom may be granted one or more such Options at such time or times determined by the Committee following the Effective Date until January 31, 2004, subject to the following conditions:

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               (a)  The  Option  price per  Share  shall be set by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant.

               (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

                      (i) as a result of retirement pursuant to, and as defined in, an applicable pension plan of the Company, its Subsidiary or Associated Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed--

                            (A) in the case of an Option, the original term of the Option; and

                            (B) in the case of a Stock Appreciation Right, one year after such retirement or disability or after resignation as an officer or director of the Company, whichever shall last occur (unless earlier terminated pursuant to Section 5(b) of this Article II);

                             or

                      (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

                      provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

               (c) The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed $100,000; however, if the Fair Market Value of Incentive

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                    Stock Option Shares (at date of grant)  exceeds  $100,000 in the calendar year in which Incentive Stock Options are first exercisable, Shares with a Fair Market Value at date of grant exceeding $100,000 shall not be deemed to be Incentive Stock Options.

               (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time the Option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

               (e) Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee; including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to performance conditions.

         4.       NON-QUALIFIED OPTIONS

                  One or more Options may be granted as Non-Qualified Options to purchase unrestricted Shares or Restricted Shares to an Eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

                    (a) The Option price per Share shall be established by the grant but shall not be less than 100% of the Fair Market Value at the time of the grant (or such later date as the Committee shall determine to be the grant date).

                    (b) The Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten (10) years from the date of the grant, or such shorter period as may be specified by the Committee in the grant, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Option or Stock Appreciation Right; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

                           (i) as a result of retirement pursuant to, and as defined in, the applicable pension plan

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                                    of the Company, its Subsidiary or Associated
                                    Company or total and permanent disability as determined by the Committee, in which event such period shall not exceed--

                                    (A)     in the case of an Option, the
                                            original term of the Option; and

                                    (B)     in the case of a Stock  Appreciation
                                            Right,    one   year    after   such
                                            retirement  or  disability  or after
                                            resignation   as   an   officer   or
                                            director of the  Company,  whichever
                                            shall  last  occur  (unless  earlier
                                            terminated  pursuant to Section 5(b)
                                            of this Article II);

                                    or

                      (ii) as a result of death or death shall have occurred following Termination of Employment and while the Option or Stock Appreciation Right was still exercisable; and

                      provided, further, that such period following Termination of Employment shall in no event extend the original exercise period of the Option or related Stock Appreciation Right, if any.

                    (c) The Option grant may include any other terms and conditions not inconsistent with this Incentive Plan as determined by the Committee, including provisions making the Shares subject to such Option Restricted Shares or provisions making vesting or the ability to exercise subject to the satisfaction of performance conditions.

         5.       STOCK APPRECIATION RIGHTS

                  A Stock Appreciation Right may be granted to an Eligible Participant in connection with (and only in connection with) an Incentive Stock Option or a Non- Qualified Option granted under this Incentive Plan, or under any other incentive plan of the Company or its Subsidiaries which was approved by the stockholders, subject to the following terms and conditions:

                    (a) Such Stock Appreciation Right shall entitle a holder of an Option within the period specified for the exercise of the Option in the related Option grant to surrender the unexercised Option (or a portion thereof) and to receive in exchange therefor a payment in cash or

                         Shares having an aggregate value equal to the product of (i) the amount by which (A) the SAR Fair Market Value of each Share exceeds (B) the Option price per Share, times (ii) the number of Shares under the Option, or portion thereof, which is surrendered.

                    (b) Except as expressly provided herein, each Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Option. It shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The Committee may grant Stock Appreciation Rights concurrently with grants of Options or in connection with previously granted Options under this Incentive Plan, or under any other incentive plan of the Company or its Subsidiaries which was approved by the stockholders, which are unexercised and have not terminated or lapsed. With respect to Stock Appreciation Rights granted in connection with such previously granted Options, the Committee shall provide that such Stock Appreciation Rights shall not be exercisable until the holder completes six (6) months (or such longer period as the Committee shall determine) of service with the Company, a Subsidiary, or an Associated Company immediately following the date of the grant of such Stock Appreciation Rights.

                    (c) The Committee shall have sole discretion to determine in each case whether the payment will be in the form of all cash, all Shares (which may, at the Committee's discretion, be Restricted Shares), or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined as follows: the amount payable in Shares shall be divided by the SAR Fair Market Value of Shares. The payments to be made, in whole or in part, in cash upon the exercise of Stock Appreciation Rights by any officer of the Company shall be made in accordance with the provisions relating to the exercise of stock appreciation rights of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such Rule.

                    (d) Upon exercise of a Stock Appreciation Right, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. To the extent that a Stock Appreciation Right shall be exercised, any Shares transferred upon such exercise shall not be charged against the maximum limitations upon the grant of Options set forth in this Incentive Plan under which such Option shall have been granted but the Option in connection with which a Stock Appreciation Right shall have been granted shall be deemed to have been exercised for the purpose of such maximum limitations.

                    (e) The Committee shall have sole discretion as to the timing of any payment made in cash, Shares, or a combination thereof upon exercise of Stock Appreciation Rights hereunder, whether in a lump sum, in annual installments or otherwise deferred and the Committee shall have sole discretion to determine whether such payments may bear amounts equivalent to interest or cash dividends.

                    (f)  For purposes of this paragraph 5(f) of Article II:

                           (i)      "Unrelated  Party"  means any party or group
                                    of parties  acting  together  other than (A)
                                    the Company, its directors and officers,  or
                                    (B)  any   nominee   holder  for  any  stock
                                    exchange;

                          (ii) "Offer" means any tender or exchange offer made by an Unrelated Party for the Shares and shall be deemed to occur upon the first purchase or exchange of such Shares;

                         (iii) "Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of 25% or more of the combined voting power of the common and preferred stock of the Company and shall be deemed to occur upon the date that the Unrelated Party attains control of said 25% or more of the combined voting power;

                         (iv) "Change of Control Market Value" of the Shares means the higher of--

                                    (A)     the value for which such  Shares may
                                            be  exchanged  or offered  under any
                                            Offer  pursuant to which  Shares are
                                            actually exchanged or purchased; or

                                    (B)     the Fair Market Value of such Shares
                                            on the date of  exercise  of a Stock
                                            Appreciation Right.

                           Notwithstanding  the  foregoing  provisions  of  this
                           Section 5 of Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Offer or Change of Control, a Participant holding an unexercised Stock Appreciation Right may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only: (x) during the thirty (30) day period following the first exchange or purchase of Shares pursuant to an Offer; or (y) during the thirty (30) day period following the date on which sufficient Shares are acquired to constitute a Change of Control.

                    (g)  For purposes of this paragraph 5(g) of Article II:

                           (i)      "Unrelated  Party"  means any party or group
                                    of parties  acting  together  other than (A)
                                    the Company, its directors and officers,  or
                                    (B)  any   nominee   holder  for  any  stock
                                    exchange;

                          (ii) "Alternate Change of Control" means any acquisition, beneficially or otherwise, by any Unrelated Party of a percentage of the combined voting power of the common and preferred stock of the Company specified by the Committee (but not less than 10%) and shall be deemed to occur upon the date that the Unrelated Party attains control of said percentage of the combined voting power;

                         (iii) "Change of Control Termination of Employment" means the termination of employment of a Participant by the Company, the Subsidiaries or the Associated Companies without cause (as defined by the Committee) or by the Participant for good reason (as defined by the Committee) within a period of time specified by the Committee following an Alternate Change of Control;

                         (iv) "Alternate Change of Control Market Value" of the Shares means the Fair Market Value of such Shares on the date of exercise of a Stock Appreciation Right.

                           Notwithstanding  the  foregoing  provisions  of  this
                           Section 5 of Article II and without limiting the provisions of Section 3 of Article I of this Incentive Plan, in the event of an Alternate Change of Control and a Change of Control Termination of
                           Employment, a Participant holding an unexercised Stock Appreciation Right who is selected by the Committee may exercise such Stock Appreciation Right and elect to be paid solely in cash in an amount equal to the difference between the Option price and the Alternate Change of Control Market Value of the Shares, unless within five (5) business days after receipt of notification of such election by the Secretary of the Company, the Committee acts to disapprove the cash election. Unless it acts to disapprove, the Committee's consent shall be deemed to be given at the close of business on the fifth business day after the Secretary's receipt of notification of such election and payment shall be made as soon as practicable after expiration of such five (5) business day period. The election provided herein shall apply only during the thirty (30) day period following a Change of Control Termination of Employment.

         6.       BONUS SHARES AND RESTRICTED SHARES

                    (a) An Award of Shares or Restricted Shares may be made at such time or times determined by the Committee following the Effective Date to any person who is an Eligible Participant. The Committee shall have full discretion to determine the terms and conditions of payment of any award, including without limitation, what part of such award shall be paid in unrestricted Shares and Restricted Shares, the time or times of payment of any Award, and the time or times of the lapse of the restrictions on Restricted Shares.

                    (b) For the purpose of determining the number of Shares to be used in payment of an Award, the amount of the Award payable in Shares shall be divided by the Fair Market Value of the Shares on the date of the determination of the amount of the Award by the Committee, or if the Committee so directs, the date immediately preceding the date the Award is paid.

                    (c) The portion of an Award payable in Restricted Shares shall be paid at the time of the award either by book-entry registration or by delivering to the Participant, or a custodian or escrow designated by the Committee and the Participant, a certificate or certificates for such Restricted Shares, registered in the name of such Participant. The Participant shall have all of the rights of a stockholder with respect to such Shares, subject to such terms and conditions, including forfeitures or resale to the Company, if any, as may be determined by the Committee. The Committee and the Participant may designate the Company or one or more of its employees to act as custodian or escrow for the certificates.

                    (d) Restricted Shares shall be subject to such terms and conditions, including forfeiture, if any, and to such restrictions against sale, transfer or other disposition as may be determined by the Committee at the time a Non-Qualified Option for the purchase of Restricted Shares is granted, at the time a Stock Appreciation Right to be settled with Restricted Shares is granted or at the time of making a bonus award of Restricted Shares. Any new or additional or different Shares or other securities resulting from any adjustment of such Shares of the type described in
                         Section 4 of Article I shall be subject to the same terms, conditions, and restrictions as the Restricted Shares prior to such adjustment. The Committee may, in its discretion, remove, modify or accelerate the release of restrictions on any Restricted Shares in the event of hardship or disability of the Participant while employed, in the event that the Participant ceases to be an employee of the Company, a Subsidiary or Associated Company, as the result of death or otherwise, in the event of a relocation of a
                         Participant to another country or for such other reasons as the Committee may deem appropriate. In the event of the death of a Participant following the transfer of Restricted Shares to him, the legal representative of the Participant, the beneficiary designated in writing by the Participant during his lifetime, or the person receiving such Shares under his will or under the laws of descent and distribution shall take such Shares subject to the same restrictions, conditions and provisions in effect at the time of his death, to the extent applicable.

         7.       DIVIDENDS, DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

                    (a) No cash dividends shall be paid on Shares which have been awarded but not delivered. The Committee may provide, however, that a Participant to whom an Option has been awarded which is exercisable in whole or in part at a future time for Shares or a Participant who has been awarded Shares payable in whole or in part at a future time, shall be entitled to receive an amount per Share, equal in value to the cash dividends, if any, paid per Share on issued and outstanding Shares, as of the dividend record dates occurring during the period between the date of the award and the time each such Share is delivered. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

                           (i) paid in cash or Shares either from time to time prior to or at the time of the delivery of such Shares or upon expiration of the Option if it shall not have been fully exercised (except that payment of the dividend equivalents on Incentive Options may not be made prior to exercise); or

                          (ii) converted into contingently credited Shares (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

                           Such  Shares   (whether   delivered  or  contingently
                           credited) shall be charged against the limitations set forth in Section 5 of Article I.

                    (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

                    (c) The Committee, in its discretion, may provide that dividends paid on restricted Shares shall, during the applicable restricted period, be held by the Company to be paid upon the lapse of restrictions or to be forfeited upon forfeiture of the Shares.

III.     Miscellaneous Provisions

     1. Neither a Stock Option nor a Stock Appreciation Right shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company with respect to such Stock Option or Stock Appreciation Right shall forthwith terminate.

     2. Nothing in this Incentive Plan or any booklet or other document describing or referring to this Incentive Plan shall be deemed to confer on any employee or Participant the right to continue in the employ of his employer or affect the right of his employer to terminate the employment of any such person with or without cause.

     3. Nothing contained herein shall require the Company to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant.

     4. This Incentive Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

     5. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the payment of any bonus award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or award or another exercise or award under this Incentive Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or cancelling any portion of such award or another award under this Incentive Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such award or another award under this Incentive Plan, in order to withhold or reimburse itself for the amount it is required to so withhold. The Committee may permit a Participant (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a fair market value sufficient to cover the amount of such required or permitted withholding taxes.

     6. Notwithstanding any other provision of this Incentive Plan, for purposes of any Award that is outstanding as of the date that the Company spins off the Company's chemical businesses into a new publicly traded company ("Chemicals") and is held by a Participant who in connection with such spinoff becomes an employee of Chemicals (or a subsidiary or associated company of Chemicals) rather than an employee of the Company (or a Subsidiary or Associated Company of the Company), such change of employment shall not constitute a Termination of Employment. With respect to any such Award held by such a Participant, Termination of Employment shall mean such Participant's termination of employment with Chemicals other than a Transfer, with Transfer defined as a change of employment of a Participant within the group consisting of Chemicals and its subsidiaries, or, if the Committee so determines, a change of employment of a Participant within the group consisting of Chemicals, its subsidiaries, and its associated companies. For purposes of this section, a subsidiary of Chemicals means any corporation (or partnership, joint venture, or other enterprise) of which Chemicals owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power) and an associated company of Chemicals means any corporation (or partnership, joint venture, or other enterprise), of which Chemicals owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

IV.      Amendments

     1. The Board, upon recommendation of the Committee but not otherwise, may from time to time amend or modify this Incentive Plan, including, but not limited to, an amendment which would authorize the Committee to make Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Awards, or discontinue this Incentive Plan or any provision thereof, provided that no amendments or modifications to this Incentive Plan shall, without the prior approval of the stockholders normally entitled to vote for the election of directors of the Company:

          (a)  permit  the  Company  to  decrease   the  Option   price  on  any
               outstanding Option;

          (b) permit any change which would require the approval of stockholders under Section 16 of the Securities Exchange Act of 1934 or the rules thereunder or under Section 422 of the Internal Revenue Code of 1986, or the rules thereunder (or any law, rule, regulation or other provision that may replace such statutes or rules); or

          (c)  change any of the provisions of this Article IV.

     2. No amendment to or discontinuance of this Incentive Plan or any provision thereof by the Board or the stockholders of the Company shall, without the written consent of the Participant, adversely affect any Stock Option or Stock Appreciation Right theretofore granted or bonus commitment or bonus award theretofore made to such Participant under this Incentive Plan.

V.       Interpretation

     1. Except as authorized herein with respect to Stock Appreciation Rights, this Incentive Plan is not intended to and shall not affect any option or stock appreciation right grant or bonus commitment or award under the 1984 Plan, the 1988/I Plan or the 1988/II Plan (or any other incentive plan of the Company, its Subsidiaries and Associated Companies). No stock options or stock appreciation rights or Awards of Restricted or unrestricted Shares shall be granted under either the 1988/I Plan or the 1988/II Plan after February 1, 1994.

     2. This Incentive Plan is not intended to and shall not preclude the establishment or operation by the Company or any Subsidiary of (a) any thrift, savings and investment, achievement award, stock purchase, employee recognition or other benefit plan or arrangement for any group of employees, or (b) any other incentive or bonus plan or arrangement for any employees (hereinafter "Other Plan"), and any such Other Plan may be authorized and payments made thereunder independently of this Incentive Plan; provided, however, that no such Other Plan, other than a plan for G. D. Searle & Co. and a plan for The NutraSweet Company, shall provide for the granting of options or stock appreciation rights to purchase or receive the appreciation on the shares of any class of stock of the Company, or the making of bonus commitments or bonus awards payable in any class of stock of the Company, which in either form or substance are comparable to those authorized under this Incentive Plan, unless such Other Plan is established or operated in connection with the assumption by the Company or a Subsidiary of the plans, options, stock appreciation rights, bonus commitments or bonus awards of another corporation, or the substitution of an Other Plan or options, stock appreciation rights, bonus commitments or bonus awards under such Other Plan in lieu of the plans, options, stock appreciation rights, bonus commitments or bonus awards of such other corporation, arising out of a merger or consolidation with, or the acquisition of assets or stock of, such other corporation, or other transaction described in Section 424(a) of the Internal Revenue Code of 1986, as may be amended from time to time, as in effect at the time.